SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2005

AMERIMINE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

          0-32375

           65-0067192

(Commission File Number)

(IRS Employer Identification No.)

 5486 Tiger Bend Lane, Morrison CO

 80465

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (239) 513-9265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Election of Principal Officers

Earl H. Detra has resigned from the Board of Directors. His resignation was not due to any disagreement or dispute with the  Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 30, 2005

AMERIMINE RESOURCES, INC.

By: /s/ Daniel Enright

     Daniel Enright

   President and Chief Financial Officer